Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 17 – Commitments and Contingencies

Contingencies

From time to time, the Company may be subject to certain legal proceedings, claims and disputes that arise in the ordinary course of business. Amounts accrued, as well as the total amount of reasonably possible losses with respect to such matters, individually and in the aggregate, are not deemed to be material to the consolidated financial statements.

On July 1, 2022, Mr. Huajun Gao and Mr. Aiming Kong, each was a major shareholder of the Company, were detained by Nan County Public Safety Bureau of Yiyang City, Hunan Province, China. On July 26, 2022, Nan County People’s Procuratorate (“NCPP”) approved the arrest of Mr. Gao and Mr. Kong, charging them with assisting in illegal online business operation of Nanjing Jinwang Art Purchase E-commerce Co., Ltd. (“Nanjing Jinwang”) and prosecuted them to Nan County People’s Court (the “Court”) in August 2023.

On July 1, 2022, the bank accounts of Nanjing Jinwang were frozen by Nan County Public Safety Bureau, including a trust account into which the customers of the Company deposit their security deposits in order to trade on the Company’s two online trading platforms which the Company has entrusted Nanjing Jinwang for escrow.

Also, on July 1, 2022, Nan County Public Safety Bureau froze certain bank accounts of Kashi Longrui, Kashi Dongfang, and Nanjing Yanyu, all subsidiaries of Jiangsu Yanggu Culture Development Co., Ltd., the VIE because they, each had business relationship with Nanjing Jinwang.

Neither the Company nor its subsidiaries have received any notification for enforcement charges from Nan County Public Safety Bureau, other than cash and short-term investment in the frozen bank accounts relating to the Nanjing Jinwang investigation as described above. Mr. Gao and Mr. Kong are not officers, directors or employees of the Company, its VIE or subsidiaries of the VIE until January 23, 2025 when Mr. Kong was appointed as Chief Operating Officer of the Company.

The Court had the hearing in August 2023 and trial in January 2024 and both of Mr. Kong and Mr. Gao were released on bail waiting for the judgement of the Court since February 2024. On May 5, 2025, NCPP filed with the Court to withdraw the charges against Nanjing Jinwang, Mr. Aimin Kong and Mr. Huajun Gao due to lack of evidence to press the charges. On May 8, 2025, the Court ordered to grant the withdrawal of charges against Nanjing Jinwang, Mr. Kong and Mr. Gao by NCCP. On May 15, 2025, Nan County Public Safety Bureau unfroze the bank accounts of Nanjing Jinwang, a related party of the Company. On May 15, 2025, Nan County Public Safety Bureau unfroze the bank accounts of Kashi Longrui, Kashi Dongfang and Nanjing Yanyu. On May 28, 2025, NCCP determined it would not seek to file any charges against Nanjing Jinwang, Mr. Aimin Kong and Mr. Huajun Gao. The investigation and case have been officially closed according to the PRC counsel of the Company, Tahota (Nanjing) Law Firm. All customers can freely transfer their deposits and make their withdrawals based on their actual needs.

Lease commitments

The Company has three non-cancellable operating lease agreements for three office units. These lease agreements have lease terms expiring between January 2025 and December 2025 with a monthly rental of approximately $171, $1,284 and $1,924 respectively. Upon adoption of ASU 2016-02 on January 1, 2021, the Company does not have any leases that are over one year.

Rent expense for the years ended December 31, 2025,2024, 2023 and 2022 was $19,805, $93,925, $177,189 and $179,552, respectively.